UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2017

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry Into a Material Definitive Agreement.

On October 2, 2017, Entravision Communications Corporation (the “Company”) entered into that certain Station Affiliation Agreement (the “Affiliation Agreement”) dated as of October 2, 2017 by and between the Company, on the one hand, and The Univision Network Limited Partnership and UniMás Network, on the other hand (together, “Univision”). The Affiliation Agreement supersedes and replaces both of: (i) that certain Master Network Affiliation Agreement dated August 14, 2002 (as amended) by and between the Company and Univision Network Limited Partnership, and (ii) that certain Master Network Affiliation Agreement dated March 17, 2004 (as amended) by and between the Company and Telefutura.

The Affiliation Agreement provides certain of the Company’s owned television stations the exclusive right to broadcast programming from the Univision network or the UniMás network in their respective markets. The term of the Affiliation Agreement is through December 31, 2026 for all of the company’s Univision and UniMás network affiliate stations, except that the Affiliation Agreement will expire on December 31, 2021 with respect to the company’s Univision and UniMás network affiliate stations in Orlando, Florida; Tampa, Florida; and Washington, D.C.  Under the Affiliation Agreement, the company retains the right to sell no less than four minutes per hour of the available advertising time on stations that broadcast Univision network programming, and the right to sell approximately four and a half minutes per hour of the available advertising time on stations that broadcast UniMás network programming, subject to adjustment from time to time by Univision. Under the Affiliation Agreement, Univision acts as the company’s exclusive third-party sales representative for the sale of certain national advertising on the company’s Univision and UniMás network affiliate stations, and the company pays certain sales representation fees to Univision relating to sales of all advertising for broadcast on the company’s Univision and UniMás network affiliate television stations.

The foregoing summary of the Affiliation Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Affiliation Agreement attached to this Current Report on Form 8-K as Exhibit 10.1.

The Company and Univision are also parties to a proxy agreement pursuant to which Univision negotiates the terms of retransmission consent agreements for the Company’s Univision and UniMás network affiliate television stations and, among other things, the proxy agreement provides terms relating to compensation to be paid to the Company by Univision with respect to retransmission consent agreements entered into with multichannel video programming distributors.  The Company and Univision are also parties to joint sales agreements under which the Company provides sales and marketing services for Univision and UniMás network affiliate television stations owned by Univision in six markets: Albuquerque, New Mexico; Boston, Massachusetts; Denver, Colorado; Orlando, Florida; Tampa, Florida; and Washington, D.C.  The term of each of these agreements extends through December 31, 2026, except that the agreements will expire on December 31, 2021 with respect to affiliate stations in Orlando, Florida; Tampa, Florida; and Washington, D.C.

Univision currently owns approximately 10% of our common stock on a fully-converted basis. Our Class U common stock held by Univision has limited voting rights and does not include the right to elect directors. As the holder of all of our issued and outstanding Class U common stock, so long as Univision holds a certain number of shares, we may not, without the consent of Univision, merge, consolidate or enter into another business combination, dissolve or liquidate our company or dispose of any interest in any Federal Communications Commission license for any of our Univision-affiliated television stations, among other things.  Each share of Class U common stock is automatically convertible into one share of Class A common stock (subject to adjustment for stock splits , dividends or combinations) in connection with any transfer to a third party that is not an affiliate of Univision.

Item 1.02   Termination of a Material Definitive Agreement.

On October 2, 2017, the Company entered into the Affiliation Agreement, which supersedes and replaces both of: (i) that certain Master Network Affiliation Agreement dated August 14, 2002 (as amended) by and between the Company and Univision Network Limited Partnership, and (ii) that certain Master Network Affiliation Agreement dated March 17, 2004 (as amended) by and between the Company and Telefutura (the “Prior Affiliation Agreements”). The material terms of the Prior Affiliation Agreements were substantially similar to the terms of the Affiliation Agreement, except that the term of each of the Prior Affiliation Agreements was to expire on December 31, 2021.  The items disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the terms of the Affiliation Agreement and the relationship between the Company and Univision are hereby incorporated by reference herein. The summary of the Prior Affiliation Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Prior Affiliation Agreements attached to the

Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed with the SEC on May 10, 2004 and the Company’s Current Report on Form 8-K, filed with the SEC on January 5, 2012.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

10.1

Station Affiliation Agreement dated as of October 2, 2017 by and between Entravision Communications Corporation, on the one hand, and The Univision Network Limited Partnership and UniMás Network, on the other hand.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1

Station Affiliation Agreement dated as of October 2, 2017 by and between Entravision Communications Corporation, on the one hand, and The Univision Network Limited Partnership and UniMás Network, on the other hand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: October 5, 2017
	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer